Exhibit 99.1

Annual Stockholders Meeting May 11, 2016

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA (on a consolidated basis and for our reporting segments) and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S. (“GAAP”). A quantitative reconciliation of historical net income (loss) to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this release. EBITDA represents net income (loss) before: (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, and (4) amortization. Adjusted EBITDA represents EBITDA as further adjusted for accretion, which represents non-cash increases in asset retirement obligation liabilities resulting from the passage of time, and specifically identified items that management believes do not directly reflect our core operations. For the periods presented herein, the specifically identified items are: (1) adjustments to exclude the changes in the Tax Receivable Agreement, (2) adjustments to exclude non-cash impairment charges, (3) adjustments for derivative financial instruments, excluding fair value mark-to-market gains or losses and including cash amounts received or paid, and (4) adjustments to exclude the gain from the sale of our 50% non-operating interest in the Decker Mine in September 2014. We enter into certain derivative financial instruments such as put options that require the payment of premiums at contract inception. The reduction in the premium value over time is reflected in the mark-to-market gains or losses. Our calculation of Adjusted EBITDA does not include premiums paid for derivative financial instruments; either at contract inception, as these payments pertain to future settlement periods, or in the period of contract settlement, as the payment occurred in a preceding period. Because of the inherent uncertainty related to the items identified above, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure. Adjusted EPS represents diluted earnings (loss) per common share (“EPS”) adjusted to exclude (i) the estimated per share impact of the same specifically identified non-core items used to calculate Adjusted EBITDA as described above, (ii) the change in tax valuation allowance, and (iii) the cash and non-cash interest expense associated with the early retirement of debt and refinancing transactions. All items are adjusted at the statutory tax rate of approximately 37 percent. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income (loss). Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary significantly from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income (loss), EPS, or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income (loss), EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements. 2

One of the largest U.S. coal producers 2015 coal shipments from our three mines of 75.1 million tons 2015 proven & probable reserves of 1.1 billion tons Only pure-play PRB coal company Extensive NPRB projects and options for long-term growth opportunities Employs approximately 1,500 people Company and Financial Overview NYSE: CLD (4/27/16) $2.57 Market Capitalization (4/27/16) $157.4 million Total Available Liquidity (3/31/16) $557.7 million 2015 Revenue $1.1 billion Senior Debt (B+/Caa1) (3/31/16) $500 million 3

Low-Risk Surface Operations One of the best safety records in the industry Proportionately low, long-term operational liabilities Surface mining reduces liabilities and allows for high-quality reclamation Strong environmental compliance programs and ISO-14001 certified Highly productive, non-unionized workforce at all of our mines 4

Good Safety Record = Well-Run Operations Source: Mine Safety and Health Administration Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Full Year 2015 MSHA AIFR 0.91 5 Top Coal Producing Companies - 2014 Incident Rates (MSHA) March 31, 2016 YTD MSHA AIFR 0.0 0.00 0.37 0.55 0.79 0.83 1.21 1.30 1.36 1.62 1.88 2.70 2.90 3.48 3.88 3.99 4.27 4.39 4.43 4.46 4.91 5.59 5.95 6.36 6.59 7.32 Cloud Peak Energy

Challenging Domestic Environment Current environment Very mild winter Excessive natural gas production Prolonged low natural gas prices Utilities encouraged/forced to not burn coal Renewable mandates Subsidies NGO anti-coal initiatives/litigation Excessive regulations Clean Power Plan, federal royalty rate review, Stream Protection Rule, moratorium on federal coal leases Industry under financial stress 6

Federal Regulatory Pressures CPP – Clean Power Plan SCOTUS “stayed” CPP on February 9, 2016 pending resolution of legal challenges Final rule grants a two-year extension from proposed regulations but targets coal generation reduction Electric grid reliability remains a concern, although the EPA added a “reliability safety-valve” that eases compliance with the restrictions in the event they threaten utilities’ ability to maintain reliability MATS – Mercury and Air Toxics Commenced April 2015, remanded to lower court by the Supreme Court Many utilities are staying with original plans and are not adjusting to the Supreme Court decision EPA published its cost consideration finding in April 2016 Stream Protection Rule New regulations would increase cost to mine coal for the PRB Could significantly curtail underground mining Public comment period DOI Moratorium of New Federal Coal Leases DOI will undertake Programmatic EIS to evaluate potential reforms DOI looks to review royalty rate, fair market value, “arms-length” valuation calculations Self-Bonding Office of Surface Mining challenges to self-bonding 7

Natural Gas Storage and Pricing Storage Mild winter led to near record levels of gas in storage Storage levels are up 938 Bcf or 61% from last year Focus now on summer injection season to see how full gas storage levels will be Pricing and Rig Count Financial pressure on oil and gas producers increasing in 2016 Rig count continues to drop Prices below $2.00/MMBtu during winter 2015/2016 Production growth has tapered off 8 Source: EIA Source: EIA, Baker Hughes $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 0 50 100 150 200 250 300 350 400 450 Price ($/MMBtu) Rig Count Rigs Price 0 1,000 2,000 3,000 4,000 5,000 BCF Week 5-Year Range 2016 2015

Balance Sheet Cash and cash equivalents $ 79 Revolver capacity $ 457 A/R securitization 21 Available borrowing capacity (1) 478 Total Available Liquidity $557 8.5% High-Yield Notes due 2019 $300 6.375% High-Yield Notes due 2024 200 Senior unsecured debt (B+/Caa1 rating) $500 Capital leases 9 Total Debt $509 Total Debt / Adjusted EBITDA(2) 6.1x Net Debt / Adjusted EBITDA(2) 5.2x Liquidity & Obligations (as of March 31, 2016) No Debt Maturities until 2019 9 Revolver and A/R Securitization are undrawn at 3/31/2016 Total debt includes high yield notes and capital leases; TTM Covenant Adjusted EBITDA of $96.6 million as of 3/31/2016 2019 Bonds 2024 Bonds $0 $100 $200 $300 $400 $500 Revolver (1) 2019

10 Responding to Market Conditions Reducing production to better balance market demand PRB coal burn for 2016 expected to be down Moved dragline from Cordero Rojo Mine to Antelope Mine 8400 volumes continue to be challenged by low natural gas prices and low 8800 Btu coal prices Controlling Costs Reducing Capital Expenditures (1) Includes labor, repairs, maintenance, tires, explosives, outside services, and other mining costs $4.24 $4.60 $5.24 $5.14 $5.36 $4.88 $4.97 $4.99 $5.05 $4.45 $9.12 $9.57 $10.23 $10.19 $9.81 $0 $2 $4 $6 $8 $10 $12 2011 2012 2013 2014 2015 (cash cost per ton) Core Cash Cost (1) Royalties/Taxes/Fuel/Lubricants 90.9 86.2 81.3 81.9 71.5 4.7 4.4 4.7 4.0 3.6 95.6 90.6 86.0 85.9 75.1 60 - 65 0 10 20 30 40 50 60 70 80 90 100 2011 2012 2013 2014 2015 2016E (in millions) North American Deliveries Asian Exports Reducing Shipments $109 $54 $57 $20 $39 $25 - 35 $133 $129 $79 $69 $69 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0 $50 $100 $150 $200 $250 2011 2012 2013 2014 2015 2016E (in millions) Capex LBA Payments $/Ton

11 International markets currently oversupplied – China has reduced imports India imports have grown since 2012. Shipments in second half of 2015 declined Newcastle prices have continued to decline impacted by the strong U.S. dollar Amended agreements with Westshore and BNSF to eliminate volume obligations and reduced take-or-pay charges from 2016-2018 If seaborne coal prices rebound – shipments could resume Source: Global Coal, HDR Salva, Company estimates Exports – Managing Exposure During Down Cycle $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Newcastle Price Curve

Total Asian Coal Generation Additions and Estimated Incremental Import Coal Demand India 100 GW/ 119 MT S. Korea 11 GW/ 40 MT Japan 6.5 GW/ 15 MT Vietnam 16.5 GW/ 55 MT Philippines 11 GW/ 40 MT Malaysia 5 GW/ 17 MT Approximately 150 GWs of new generation planned to come online by 2020 excluding China China projects 123 GWs of new capacity by 2020 Sources: Indian CEA, IEA, Mitsui & Co., Korea Ministry of Trade, Industry & Energy 7th Energy Plan and Company Estimates

13 Spring Creek Complex Potential Development Options (1) Non-reserve coal deposits are not reserves under SEC Industry Guide 7. Estimates of non-reserve coal deposits are subject to further exploration and development, are more speculative, and may not be converted to future reserves of the company. (2) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty. Non-Federal Tonnage Opportunities Youngs Creek Project 287M tons non-reserve coal deposits(1) Big Metal Project 1.4B in-place tons(2) subject to exercise of options Big Metal Project

14 Key Projects – Non-Federal Coal Youngs Creek Project 287 million tons of non-reserve coal deposits at December 31, 2015(1) Contracted royalty payments of 8% vs. 12.5% federal rate 38,800 owned acres of surface land connecting Youngs Creek, Spring Creek, and Big Metal deposits Big Metal Project Exploration agreement and options to lease up to 1.4 billion tons(2) of in-place coal on the Crow Indian Reservation. BIA issued approval of agreements in June 2013 Option period payments up to $10M over initial 5 year period – $6.8M already paid Sliding scale royalty rate to the Crow of 7.5% - 15% vs. 12.5% federal rate (1) Non-reserve coal deposits are not reserves under SEC Industry Guide 7. Estimates of non-reserve coal deposits are subject to further exploration and development, are more speculative, and may not be converted to future reserves of the company. (2) Represents a current estimate of physical in-place coal tons. Does not represent proven and probable reserves, non-reserve coal deposits or a forecast of tons to be produced and sold in the future. Future production and sales of such tons, if any, are subject to exercise of options and significant risk and uncertainty.

15 Summary Cloud Peak Energy is adapting to a very challenging environment. Reducing production and costs in line with demand. Future production is likely to be variable. Developing projects to meet medium term domestic and export demand.

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Corporate Outlook 17

18 2016 Guidance (as of April 27, 2016) Coal shipments for our three mines(1) 60 – 65 million tons Committed sales with fixed prices Approximately 63 million tons Anticipated realized price of produced coal with fixed prices Approximately $12.72 per ton Adjusted EBITDA(2) $75 – $95 million Net interest expense Approximately $41 million Cash interest paid Approximately $46 million Depreciation, depletion, amortization, and accretion Approximately $100 million Capital expenditures $25 – $35 million Committed federal coal lease payments $0 Inclusive of intersegment sales Non-GAAP financial measure

Appendix 19

Note: Represents average cost of product sold for produced coal for our three mines. $10.23/ton $9.57/ton 2012 2013 2011 $9.12/ton 2014 $10.19/ton Royalties and taxes Labor Repairs, maintenance, and tires Fuel and lubricants Explosives Outside services Other mining costs 2015 $9.81/ton Average Cost of Produced Coal 20 36% 20% 15% 12% 6% 4% 7% 40% 20% 14% 12% 5% 4% 5% 41% 18% 14% 12% 6% 4% 5% 37% 21% 15% 12% 6% 4% 5% 38% 24% 15% 8% 6% 4% 5%

21 Major Mine Equipment - 2015 (1) Dragline has been moved from Cordero Rojo Mine to Antelope Mine – expected operational second half of 2016 Antelope Mine 2 draglines (1) 8 shovels 24 830E haul trucks 15 930E haul trucks 18 dozers 3 excavators 5 drills Cordero Rojo Mine 2 draglines 6 shovels 32 830E haul trucks 15 dozers 2 excavators 4 drills Spring Creek Mine 2 draglines 3 shovels 13 830E haul trucks 7 dozers 2 excavators 4 drills

22 Owned and Operated Mines Our Owned and Operated Mines segment comprises the results of mine site sales from our three mines primarily to our domestic utility customers and also to our Logistics and Related Activities segment. (in millions, except per ton amounts) Q1 2016 Q1 2015 Tons sold 13.0 19.7 Realized price per ton sold $12.65 $ 13.05 Average cost of product sold per ton $ 11.15 $ 10.02 Adjusted EBITDA(1) $ 15.5 $ 54.7 (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix

23 Logistics and Related Activities Our Logistics and Related Activities segment comprises the results of our logistics and transportation services to our domestic and international customers. (1) Reconciliation tables for Adjusted EBITDA are included in the Appendix (in millions) Q1 2016 Q1 2015 Total tons delivered 0.3 1.7 Asian export tons 0.2 1.4 Revenue $ 14.0 $ 69.4 Total cost of product sold $ 21.9 $ 80.8 Realized gains on financial instruments $ 1.8 $ 3.6 Adjusted EBITDA (1) $ (6.9) $(7.8)

Three Months Ended March 31, 2016 2015 Revenue $ 181.2 $ 317.6 Operating income (25.6) 8.0 Net income (loss) (36.4) (4.7) Earnings per common share Basic $ (0.59) $ (0.08) Diluted $ (0.59) $ (0.08) Statement of Operations Data 24 (in millions, except per share amounts)

Revenue $1,124.1 $1,324.0 $ 1,396.1 $ 1,516.8 $ 1,553.7 Operating income (81.4) 131.8 112.4 241.9 250.5 Net income (loss) (1) (204.9) 79.0 52.0 173.7 189.8 Earnings per common share Basic $ (3.36) $ 1.30 $ 0.86 $ 2.89 $ 3.16 Diluted $ (3.36) $ 1.29 $ 0.85 $ 2.85 $ 3.13 Year Ended December 31, 2015 2014 2013 2012 2011 Statement of Operations Data 25 (in millions, except per share amounts) (1) Net loss for 2015 was impacted by the $111.8 million non-cash valuation allowance adjustment on our deferred tax assets based upon current forecasted taxable earnings and a $58.2 million non-cash asset impairment recorded due to lower forecasted earnings as a result of the weak international coal prices.

Cash, cash equivalents and investments $ 79.4 $ 89.3 $ 168.7 $ 312.3 $ 278.0 $479.4 Restricted cash 8.5 8.5 2.0 — — 71.2 Property, plant and equipment, net 1,474.2 1,488.4 1,589.1 1,654.0 1,678.3 1,350.1 Total assets 1,757.9 1,802.2 2,151.2 2,348.5 2,341.0 2,307.7 Senior notes, net of unamortized discount 491.5 491.2 489.7 588.1 586.2 584.5 Federal coal lease obligations — — 64.0 122.9 186.1 288.3 Asset retirement obligations, net of current portion 154.0 151.8 216.2 246.1 239.0 192.7 Total liabilities 905.2 914.3 1,063.3 1,346.5 1,410.0 1,557.3 Total equity 852.7 887.9 1,087.8 1,002.0 931.0 750.4 March 31, December 31, 2016 2015 2014 2013 2012 2011 Balance Sheet Data 26 (in millions)

Three Months Ended March 31, Trailing Twelve Months Ended March 31, 2016 2016 2015 Reconciliation of Non-GAAP Measures Adjusted EBITDA 27 Net income (loss) $ (36.4) $ (4.7) $ (236.6) Interest income — — (0.2) Interest expense 11.0 12.7 46.0 Income tax (benefit) expense (1.4) (0.3) 76.2 Depreciation and depletion 19.1 24.5 60.6 Amortization — 0.9 2.8 EBITDA (7.7) 33.1 (51.2) Accretion 2.6 3.5 11.6 Derivative financial instruments: Exclusion of fair value mark-to-market losses (gains) (1) 2.0 4.8 27.8 Inclusion of cash amounts received (paid) (2)(3) (2.3) (2.0) (0.9) Total derivative financial instruments (0.3) 2.8 26.9 Impairments (4) 4.1 — 95.7 Adjusted EBITDA $ (1.3) $ 39.4 $ 83.0 (1) Derivative fair value mark-to-market (gains) losses reflected on the statement of operations. (2) Cash amounts received and paid reflected within operating cash flows. Excludes $2.0 million of premiums paid in prior periods for contracts settled during the three months ended March 31, 2015. Non-cash impairments of $4.1 million during the three months ended March 31, 2016 related to a shovel and engineering costs associated with the Overland Conveyor project. Non-cash impairments of $33.4 million related to goodwill at the Cordero Rojo Mine, $52.2 million of port access rights, and $6.0 million related to our investment in GPT during the trailing twelve months ended March 31, 2016. (in millions)

Reconciliation of Non-GAAP Measures

Adjusted EBITDA

(in millions)	Year Ended December 31, 2015	2014	2013	2012	2011
Net income	$ (204.9)	$ 79.0	$ 52.0	$ 173.7	$ 189.8
Interest income	(0.2)	(0.3)	(0.4)	(1.1)	(0.6)
Interest expense	47.6	77.2	41.7	36.3	33.9
Income tax (benefit) expense	77.4	34.9	11.6	62.6	11.4
Depreciation and depletion	66.1	112.0	100.5	94.6	87.1
Amortization	3.7	—	—	—	—
EBITDA	$ (10.4)	$ 302.8	$ 205.3	$ 366.1	$ 321.6
Accretion	12.6	15.1	15.3	13.2	12.5
Tax agreement (benefit) expense[1]	—	(58.6)	10.5	(29.0)	19.9
Derivative financial instruments:					
Exclusion of fair value mark-to-market (gains) losses[2]	30.6	(7.8)	(25.6)	(22.8)	(2.3)
Inclusion of cash amounts received[3][4]	(0.6)	24.7	13.0	11.2	—
Total derivative financial instruments	30.0	16.9	(12.6)	(11.5)	(2.3)
Impairments [5]	91.5	—	—	—	—
Gain on sale of Decker Mine interest	—	(74.3)	—	—	—
Adjusted EBITDA	$ 123.8	$ 201.9	$ 218.6	$ 338.8	$ 351.7

(1) Changes to related deferred taxes are included in income tax expense.
(2) Fair value mark-to-market (gains) losses reflected on the statement of operations.
(3) Cash amounts received and paid reflected within operating cash flows.
(4) Excludes premiums paid at option contract inception of $5.8 million and $4.0 million during the years ended December 31, in 2015 and 2014, respectively, for original settlement dates in subsequent years.
(5) Non-cash impairments of $33.4 million related to goodwill at the Cordero Rojo Mine, $52.2 million of port access rights, and $6.0 million related to our investment in GPT during the year ended December 31, 2015.

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CLOUD PEAK ENERGY®

Excludes per share impact of $0.02 for premiums paid at option contract inception of $0.03 during the three months ended March 31, 2015 for original settlement dates in subsequent years. Non-cash impairments of a shovel and engineering costs related to the Overland Conveyor project. Three Months Ended March 31, 2016 2015 Reconciliation of Non-GAAP Measures Adjusted EPS 29 Diluted earnings per common share $ (0.59) $ (0.08) Derivative financial instruments: Exclusion of fair value mark-to-market gains 0.02 0.05 Inclusion of cash amounts received (paid) (1) (0.02) (0.02) Total derivative financial instruments — 0.03 Impairments (2) 0.06 — Adjusted EPS $ (0.53) $ (0.05) Weighted-average dilutive shares outstanding (in millions) 61.2 60.9

Diluted earnings per common share $ (3.36) $ 1.29 $ 0.85 $ 2.85 $ 3.13 Tax agreement (benefit) expense — (0.60) 0.11 (0.30) 0.21 Tax valuation allowance 1.83 (0.13) 0.10 (0.28) (0.84) Derivative financial instruments: Exclusion of fair value mark-to-market gains 0.33 (0.08) (0.27) (0.24) (0.02) Inclusion of cash amounts received (paid) (1) (0.01) 0.25 0.14 0.12 — Total derivative financial instruments 0.32 0.17 (0.13) (0.12) (0.02) Refinancing transaction — 0.22 — — — Impairments (2) 1.5 — — — — Gain on sale of Decker Mine interest — (0.76) — — — Adjusted EPS $ 0.28 $ 0.19 $ 0.73 $ 2.15 $ 2.47 Weighted-average dilutive shares outstanding (in millions) 61.1 61.3 61.2 60.9 60.6 Year Ended December 31, 2015 2014 2013 2012 2011 Reconciliation of Non-GAAP Measures Adjusted EPS 30 Excludes per share impact of premiums paid at option contract inception of $0.06 and $0.04 during the years ended December 31, 2015 and 2014, respectively, for original settlement dates in subsequent years. Non-cash impairments of goodwill, port access rights, and the Company’s investment in GPT during the year ended December 31, 2015.

Three Months Ended March 31, 2016 2015 Adjusted EBITDA by Segment 31 (in millions) Owned and Operated Mines Adjusted EBITDA $ 15.5 $ 54.7 Depreciation and depletion (18.8) (23.9) Accretion (2.4) (3.4) Derivative financial instruments: Exclusion of fair value mark-to-market gains (losses) $ (2.0) $ (6.8) Inclusion of cash amounts (received) paid (1) 4.1 5.6 Total derivative financial instruments 2.1 (1.2) Impairments (2.2) — Other 0.4 0.4 Operating income (loss) (5.4) 26.6 Logistics and Related Activities Adjusted EBITDA (6.9) (7.8) Amortization — (0.9) Derivative financial instruments: Exclusion of fair value mark-to-market gains (losses) — 2.0 Inclusion of cash amounts (received) paid (1.8) (3.6) Total derivative financial instruments (1.8) (1.6) Other 0.9 — Operating income (loss) (7.8) (10.3) Other Adjusted EBITDA (9.8) (6.8) Depreciation and depletion (0.3) (0.6) Accretion (0.2) (0.1) Impairment (2.0) — Other — (0.1) Operating income (loss) (12.3) (7.6) Eliminations Adjusted EBITDA (0.1) (0.7) Operating loss (0.1) (0.7) Consolidated operating income (loss) (25.6) 8.0 Interest expense (11.1) (12.7) Other, net (0.4) (0.3) Income tax (expense) benefit 1.4 0.3 Income (loss) from unconsolidated affiliates, net of tax (0.7) — Net income (loss) $ (36.4) $ (4.7) (1) Excludes $2.0 of premiums paid in prior periods for contracts settled during the three months ended March 31, 2015.

Former non-operating interest divested by Cloud Peak Energy in September 2014. Represents only the three company-operated mines. Q1 Q4 Q3 Q2 Q1 Year Year Year Year Year 2016 2015 2015 2015 2015 2015 2014 2013 2012 2011 Tons sold Antelope Mine 6,852 9,467 9,038 7,660 9,003 35,167 33,647 31,354 34,316 37,075 Cordero Rojo Mine 3,670 5,497 6,947 4,515 5,913 22,872 39,809 36,670 39,205 39,456 Spring Creek Mine 2,437 3,672 4,784 3,786 4,785 17,027 17,443 18,009 17,101 19,106 Decker Mine (50% interest)(1) — — — — — — 1,079 1,519 1,441 1,549 Total tons sold 12,959 18,636 20,769 15,960 19,701 75,066 86,978 87,552 92,063 97,186 Average realized price per ton sold(2) $12.65 $12.72 $12.62 $12.76 $13.05 $12.79 $13.01 $13.08 $13.19 $12.92 Average cost of product sold per ton(2) $11.15 $ 9.54 $ 9.15 $10.75 $10.02 $ 9.81 $10.19 $10.23 $ 9.57 $ 9.12 Other Data 32 (in millions)

33 33 Sulfur Content by Basin Source: SNL U.S. Coal Consumption by Region Region/ Avg Btu Average lbs SO2 PRB/ 8,600 0.5 – 1.0/MMBtu Rocky Mountain 11,500 0.9 – 1.4/MMBtu Illinois Basin 11,500 2.5 – 6.0/MMBtu Appalachia 12,000 1.2 – 7.0/MMBtu Lignite 6,000 1.4 – 4.0/MMBtu Cloud Peak Energy Mines Antelope 8,875 0.50/MMBtu Cordero Rojo 8,425 0.69/MMBtu Spring Creek 9,350 0.73/MMBtu Source: Public record 33